Let’s take on tomorrow. Investor Presentation: Q3 2024 October 2024

2 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. In addition to historical information, this press release may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: a continuation of the recent turmoil in the banking industry, responsive measures taken by us and regulatory authorities to mitigate and manage related risks, regulatory actions taken that address related issues and the costs and obligations associated therewith, such as the FDIC special assessments; the potential for negative consequences resulting from regulatory violations, investigations and examinations, including potential supervisory actions, the assessment of fines and penalties, the imposition of sanctions, the need to undertake remedial actions and possible damage to our reputation; effects of competition on deposit rates and growth, loan rates and growth and net interest margin; failure to identify and adequately and promptly address cybersecurity risks, including data breaches and cyberattacks; public health crises and pandemics and their effects on the economic and business environments in which we operate; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and military conflicts, including the war between Russia and Ukraine and escalating conflict in the Middle East, which could impact economic conditions in the United States; the impact that changes in the economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the demand for our products and services and the availability of sources of funding; the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that affect market interest rates and the money supply; actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships; higher inflation and its impacts; and the effects of any changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2023, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10- Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. Forward-Looking Statements

Key Highlights

customers bancorp

Let's take on tomorrow.

Accretive Deposit Remix

$1.1 billion of deposit inflows from commercial clients used to paydown $0.7 billion of less strategic deposits

Strong momentum continuing into phase II of deposit transformation strategy

Robust Loan Growth

Bucking the industry trend with 16% annualized loan growth

Robust growth from diversified products across the franchise

Net Interest Income & Net Interest Margin (NIM)

Net interest income and net interest margin impacted by accretion & prepayments and proactive asset remix

Positive business drivers for expansion in the medium-term

Operational Excellence & Strategic Investments

Core non-interest expense as percent of average assets is top quartile among regional bank peers[2]

Strategic investments made to enhance talent, technology and risk management

Tangible Book Value Growth

Tangible book value per share[1] approaching $53 with increase of $2.26 in the quarter

15% CAGR over last five years[3]

Strong Capital & Liquidity

CET1 and TCE/TA remain in excess of our targets of ~11.5% and ~7.5% respectively

Repurchased 374k shares in the quarter below tangible book value

Immediately available liquidity of approximately 183% of uninsured deposits[4]

Maintaining Superior Credit Quality

NPA ratio remains at low level of 22 bps

Net charge-off and special mention and substandard levels declined

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

1. Non-GAAP measure, refer to appendix for reconciliation
2. Selected 2024 proxy peers as disclosed in appendix
3. FY 2018 to FY 2023
4. Uninsured deposits (estimate) of $6.1 billion to be reported on the Bank's call report, less deposits of $1.4 billion collateralized by standby letters of credit from the FHLB and from our affiliates of $136.5 million.

3

4 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Let’s take on tomorrow. Our Priorities Remain Unchanged Selectively pursue disciplined growth by focusing on holistic and strategic relationships that create franchise value Focus on further strengthening our balance sheet, improving liquidity, capital ratios and margins Not deviate from strong risk management principles: − Superior credit quality − Sound interest rate risk management − Maintain robust liquidity − Strong capital ratios − Positive operating leverage

5 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. What Makes Customers Bank Unique? CULTURE High-Touch and Branch-Lite Model Single Point of Contact Consistent Recruiter of Top Talent Sufficient Scale, Yet Nimble Client Centric Focus Sophisticated Product Offerings Target Top 3-5 National Competitor in Focused Set of Verticals Entrepreneurial Culture Banking Entrepreneurs FOCUS STRATEGY Ranked #1 among banks with $10 billion to $50 billion in assets

6 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Q3’24 (vs. Q2’24) Profitability Balance Sheet Credit 3.06% vs. 3.29% NIM $21.5B +2% Total Assets 0.22% -01 bps NPA Ratio $14.1B +3% Total Loans and Leases $47.3M +0% NPLs Financial Highlights Highlights Q3’24 Q3’24 EARNINGS REVIEW Total Deposits $18.1B +2% Reserves to NPLs 281% vs. 280% $1.34 Core EPS1,2 $43.8 M Core Earnings1,2 Core ROCE1,2 10.7% $1.31 Diluted EPS $42.9 M Net Income ROCE 10.4% ROAA 0.88% Core ROAA1,2 0.89% vs. 1.00%vs. 1.11% 1. Excludes pre-tax severance expense of $0.7 million, unrealized losses on loans held for sale of $0.6 million, gain on investment securities of $0.4 million and derivative credit valuation adjustment of $0.2 million. 2. Non-GAAP measure, refer to appendix for reconciliation Core PTPP ROAA1,2 1.21% vs. 1.71%

7 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Total Deposits $ billions Continued Execution of Deposit Franchise Transformation Gross deposit inflows from commercial clients2 Average cost of deposits 3.46% ACCRETIVE DEPOSIT REMIX 3.40% $4.8 $5.8 $7.6 $4.4 $5.6 $7.9 $4.7 $5.7 $7.6 $4.5 (25%) $5.9 $7.3 $4.7 (26%) $5.6 $7.8 $18.2 $17.9 $18.0 $17.7 $18.1 Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Non-Interest Bearing DDA Interest Bearing DDA Non-DDA Q3’24 Deposit Flows Paydown of commercial & consumer client deposits 11,092 12,568 13,595 13,769 15,383 19,152 10,000 20,000 2019 2020 2021 2022 2023 Q3’24 +39% Commercial Client Deposit Accounts $1.1B $0.4B -$0.7B Net deposit growth New Banking Team Deposits1 $ millions 680 860 169 536 Q1’23 Q1’24 Q2’24 Q3’24 $95 $635 $850 $1,396 +$1,301 Venture Banking Commercial Banking Teams 1. Includes venture banking team hired in Q2’23 and commercial banking teams hired in Q2’24 2. Deposit inflows in Q3’24 less strategic remix +$546

ACCRETIVE DEPOSIT REMIX

Venture Banking: Team Lift-Out Strategy Driving Franchise Value

customers bancorp

Let's take on tomorrow.

Q1'22-Q1'23

Deposits: $95M
Loans: $538M

Deposits to Loans: ~1:6

- Expansion into Venture Banking market
- Primarily focused on late-stage and growth portfolio companies

Q2'23-Q3'24

Deposits: $860M
Loans: $871M

Deposits to Loans: ~1:1

- Top 5 competitor in venture banking ecosystem
- Significantly increased size of team, portfolio and geographic coverage
- Expanded coverage to early-stage portfolio companies

Q4'24+

Deposits: $2B+
Loans: $1B+

Deposits to Loans: ~2:1+

- Top 3 competitor in venture banking ecosystem
- Highly attractive funding channel
- Peak balances of $2+ billion in deposits at prior institution

Q4'21 | Q4'22 | Q4'23 | Q4'24 | Q4'25

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

8

ACCRETIVE DEPOSIT REMIX

Commercial Banking: Team Hires On-Track for Continued Success

customers bancorp

Let's take on tomorrow.

Deposits: $536M

Loans: $180M

Deposits to Loans: **~3:1**

Number of Accounts



2.8x
183
537
1,140
1,607
2,723
3,138
30 Apr
31 May
30 Jun
31 Jul
31 Aug
30 Sep
Funded Accounts > $50K
Accounts < $50K

Deposits: $2B+

Loans: $500M+

Deposits to Loans: **~4:1**

- 10 highly experienced commercial banking teams
- Granular and holistic banking relationships
- Peak balances of $10+ billion in deposits at prior institution

Key Highlights

- $2.0+ billion deposit pipeline
- Deposit growth of ~$370 million in Q3'24
- Overall cost of deposits of ~2.9% with ~30% non-interest bearing
- On track to breakeven by Q1'25

Q2'24-Q3'24

Q4'24+

Q1'24 Q3'24 Q4'25

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

9

10 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Industry Leading Loan Growth of 16% With Contributions Across The Franchise Loans - HFI $ billions $1.0 $5.8 $6.8 Q3’23 $0.9 $5.7 $6.3 Q4’23 $0.8 $5.6 $6.5 Q1’24 $0.8 $5.5 $7.0 Q2’24 $0.7 $5.7 $7.4 Q3’24 $13.6 $12.9 $12.9 $13.3 $13.8 7.87% 7.30% 7.05% 7.17% 6.99% Yield on Loans • Added 175+ new lending relationships • Strong pipelines creating continued opportunity for growth with holistic relationships ROBUST LOAN GROWTH • Total HFI loan growth of $521 million • Top growth verticals included mortgage finance, commercial banking team C&I, CRE1 and equipment finance • Mortgage finance business well-positioned to capitalize on opportunity from lower rates • Market disruption creating unique opportunity to selectively acquire new CRE1 customers with significant deposit balances ‒ CRE1 loans increased by $184 million in Q3 ‒ Growth fully funded by CRE1 vertical-related deposits Loans – HFI Growth QoQ $ billions Corporate & Specialized Banking Community Banking Consumer Installment $346 $212 -$37 Corporate & Specialized Banking Community Banking Consumer Installment HFI 1. Includes multifamily, NOO CRE and construction loans

NET INTEREST INCOME & NET INTEREST MARGIN

Net Interest Margin in Q3’24 Impacted by Several Items from Q2’24 customers bancorp

Let’s take on tomorrow.

Net Interest Income
$ millions


$167.7
$158.5
Q2’24
Q3’24
3.29%
3.06%

Net Interest Margin (%)

Interest Income
$ millions


$334.0
$332.1
Q2’24
Q3’24

Interest Expense
$ millions


$166.4
$173.6
Q2’24
Q3’24

Net Interest Margin
percent


3.29%
-0.12%
-0.07%
-0.04%
3.06%
Q2’24
Accretion & prepayments
Proactive asset remix[1]
All other
Q3’24

- Over 80% of the reduction in net interest margin in the quarter driven by:
  - Lower discount accretion and prepayment income
  - Lower average consumer installment balances and securities repositioning
- $2.0+ billion high quality deposit pipeline driving opportunity to remix higher cost deposits and reduce interest expense
- Strategic hedging executed in Q2’24 expected to positively impact NII and NIM in 2025

1. Lower average consumer installment balances and securities repositioning

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

11

NET INTEREST INCOME & NET INTEREST MARGIN

Meaningful Positive NII and NIM Drivers Going Forward

customers bancorp

Let's take on tomorrow.

Estimated Net Interest Income Drivers[1]

$ millions

$1.5-2.5 billion deposit remix repriced lower by 200-250 bps

Time deposit maturities of $680 million repriced lower by 100-200 bps

Hedging benefit

Back book fixed rate loan repricing of $240 million by 100-200 bps

Franchise enhancing loan originations

Net interest income upside


$30-$62
$7-$14
$6-$8
$2-$5
+
~$45-$90+
7-13%[2]

Strategic Reduction in Asset Sensitivity in 2024

1. FY'25
2. Compared to annualized Q3'24 net interest income

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

12

OPERATIONAL EFFICIENCY AND STRATEGIC INVESTMENTS

Industry-Leading Efficiency

customers bancorp

Let's take on tomorrow.

Core Non-Interest Expense[1]

$ millions

- ~$3 million increase[2] in core non-interest expense incurred in Q3'24 from higher compensation and outside services
- Outside services expected to be elevated over the next two quarters
- Revenues from new banking teams expected to exceed expenses within 12 months of onboarding



$89
$89
$99
$101
$103
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24

Core Non-Interest Expense[1] / Average Assets

percent

- CUBI's core non-interest expense[1] as percent of average assets is top quartile among regional bank peers[3]



Top Quartile (1.97%)
Median (2.09%)
1.94%
CUBI
CUBI (Q3'24)
Regional Bank Peers² (MRQ)

1. Non-GAAP measure, refer to appendix for reconciliation
2. Compared to Q2 2024 core non-interest expense; non-GAAP measure, refer to appendix for reconciliation
3. Selected 2024 proxy peers as disclosed in appendix

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

13

14 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. c OPERATIONAL EFFICIENCY AND STRATEGIC INVESTMENTS $20+ Million Expense initiatives • Technology platform consolidation • IT application rationalization • Strategic realignment • Sign-on guarantee sunsetEx pe ns es Fe es Treasury management fee income from clients using instant payments and other products Total Annual Opportunity 2025 Operational Excellence Initiative Target of $20+ Million Annually Savings Used to Invest in the Franchise

15 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Tangible Book Value1 per share Tangible Book Value Approaching $53 Per Share 1. Non-GAAP measure, refer to appendix for reconciliation 2. CAGR from Q4’18 to Q3’24 inclusive of impact of AOCI mark-to-market 3. CAGR from FY’18 to FY’23 4. Selected 2024 proxy peers as disclosed in appendix AOCI $23.32 $26.17 $27.92 $37.21 $38.97 $47.61 2018 2019 2020 2021 2022 2023 Q3’24 $52.96 TANGIBLE BOOK VALUE GROWTH $3.38 $56.34 15%2 • Tangible book value1 increased by $2.26 in Q3’24 (18% annualized) • Tangible book value1 has more than doubled over the last five years3 • 5-year+ CAGR in TBV1 of 15%2 despite AOCI headwinds compared to 5% for regional bank peers4

16 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. ` ` 14.3% 15.3% 15.9% 15.8% 15.4% +110 bps Total Risk-Based Capital percent 7. 7% 6.5% 7.0% 7.3% 7.7% +120 bps TCE/TA2,3 percent 1. Capital ratios are estimated pending final regulatory report 2. TCE/TA negatively impacted by 49 bps in Q3’24 due to AOCI 3. Non-GAAP measure, refer to appendix for reconciliation 4. Tangible book value as of Q3’24 Strong Capital Levels Provide Significant Flexibility AOCI 11.3% 12.2% 12.6% 12.8% 12.5% CET1 Risk-Based Capital percent STRONG CAPITAL AND LIQUIDITY • TCE/TA3 up over 120 bps YoY and stable QoQ inclusive of share repurchase and balance sheet growth • Share repurchase of 374k shares at an average price below tangible book value3,4 • After growing CET1 for five quarters, utilized approximately 30 bps of capital for attractive strategic loan growth Q3’23 Q4’23 Q1’24 Q2’24 Q3’241 7.5%+ 11.5%+ 8.2%

STRONG CAPITAL AND LIQUIDITY

Robust Liquidity Position with Approximately 183% Coverage of Uninsured Deposits customers bancorp

Let's take on tomorrow.

Immediately Available Liquidity

$ billions


$8.3
$3.0
$1.0
$4.3
Q2'24
$8.3
$3.1
$1.0
$4.2
Q3'24
Cash
FHLB Available Committed Capacity
FRB Available Committed Capacity

- Immediately available liquidity to uninsured deposits[1] of 183%
- Total overall liquidity of ~$10.0 billion as of Q3'24

Loans-HFI to Deposits

Q3'24, percent


76%
CUBI
88%
Regional Bank Peers2

Borrowings % of Total Liabilities

Q3'24, percent


7%
CUBI
7%
Regional Bank Peers2

1. Uninsured deposits (estimate) of $6.1 billion to be reported on the Bank's call report, less deposits of $1.4 billion collateralized by standby letters of credit from the FHLB and from our affiliates of $136.5 million
2. Selected 2024 proxy peers as disclosed in appendix

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

17

18 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Commercial NCOs percent 0.14% 0.13% 0.17% 0.23% 0.22% NPAs % of Total Assets percent Credit Metrics Remain Stable 0.17% 0.14% 0.25% 0.24%0.16%2 2.96% 2.81% 3.26% 2.74% 2.51% 0.50% 0.51% 0.55% 0.56% 0.50% Consumer NCOs percent Total NCOs percent MAINTAINING SUPERIOR CREDIT QUALITY v Q3’23 Q4’23 Q1’23 Q2’24 Q3’24 NPAs % of Total Assets Q3’24, percent CUBI Regional Bank Peers1 0.22% 0.36% 1. Selected 2024 proxy peers as disclosed in appendix 2. As of Q3’24; Excludes owner occupied CRE; 33% total CRE including owner occupied CRE 3. As of Q2’24; Selected 2024 proxy peers as disclosed in appendix 15% 10% 33%1% 8% CUBI2 Regional Bank Peers3 26% 47% Construction Commercial Real Estate Multifamily CRE % of Loans-HFI percent v • NPA ratio down 1 bp QoQ • Special mention and substandard loans declined by 10% QoQ and 30-89 delinquency loans declined 17% QoQ • Total NCOs declined by 9% QoQ 6%

Concluding Perspectives

customers bancorp
Let's take on tomorrow.

Deposit Franchise Transformation

New banking teams[1] have remixed nearly 10% of deposit franchise

$536 million of deposits and more than 3,000 accounts from commercial banking teams in less than two quarters

Transforming the deposit franchise by improving the cost and quality of deposits

Robust Loan Growth

16% annualized loan growth contrasting with industry trends

Robust pipeline to continue to originate franchise enhancing loan growth

Net Interest Income / Net Interest Margin

Net interest margin expected to increase in medium-term

Net interest income expansion opportunities on both sides of the balance sheet

Tangible Book Value Growth

Tangible book value per share[1] grew 18% annualized and approaching $53 in the quarter

15% CAGR over last five years – 2x the performance of top quartile banks[2] and sustainable going forward

1. Includes venture banking team hired in Q2'23 and commercial banking teams hired in Q2'24
2. US banks with $10 billion to $100 billion in assets. CAGR from FY'18-FY'23

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

19

ANALYST COVERAGE D.A. Davidson Companies Peter Winter Hovde Group David Bishop Keefe, Bruyette & Woods Inc. Kelly Motta Maxim Group LLC Michael Diana Piper Sandler Companies Frank Schiraldi Stephens Inc. Matt Breese Wedbush Securities Inc. David Chiaverini Raymond James Steve Moss B. Riley Securities, Inc. Hal Goetsch 2024 New Analyst

APPENDIX

22 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Customers Bancorp, Inc. NYSE: CUBI Headquarters West Reading, PA Offices1 41 FTE Employees 812 Market Capitalization As of October 25, 2024 $1.4B Total Assets $21.5B Tangible Book Value2 $52.96 Share price As of October 25, 2024 $44.47 Data as of September 30, 2024, unless otherwise noted (1) Offices includes branches, executive offices, Private Banking Offices and Loan Production Offices (2) Non-GAAP measure, refer to appendix for reconciliation Customers Bancorp Company Overview Community Banking Corporate & Specialized Banking Providence Dallas Raleigh/Durham Chicago Washington, D.C. Southern California Bay Area Denver NYC Boston PA Portsmouth Austin Reno Corporate & Specialized Banking Community Banking Digital Banking Deep relationship-based community banking predominantly in the Northeast with selected presence in expansion markets Serving small and medium-sized businesses, and individuals, with a comprehensive suite of loan and deposit products National corporate niche businesses where Customers has differentiated capabilities, often enhanced through technology, to create value for clients Serving sophisticated corporate businesses above the complexity level of most community banks but with a higher level of service and attention than large regionals provide Consumer Suite of loan and deposit products delivered digitally to clients; increasingly generating fee and “fee-like” revenue with limited credit risk through our HFS strategy Commercial Transaction banking (treasury and payment services) with associated deposits D es cr ip tio n Regional C&I, owner-occupied CRE, SBA, multifamily, non-owner- occupied CRE, mortgage Operating deposit accounts and treasury services (commercial and consumer) Lender finance, capital call lines, venture banking, mortgage finance, equipment finance, healthcare, real estate specialty finance Operating deposit accounts and treasury services Consumer installment lending Payments Online savings Pr od uc ts

Demonstrated Sustainable Organic Growth Increasing Revenue, EPS and TBVPS at 15%+ CAGR Over the Last Five Years

customers bancorp

Let's take on tomorrow.

Total Revenue CAGR

FY'18-FY'23, percent


19%
12%
CUBI
Top Quartile
$10-100B US Banks

Diluted EPS CAGR

FY'18-FY'23, percent


33%
7%
CUBI
Top Quartile
$10-100B US Banks

Tangible Book Value[1] CAGR

Q4'18-Q4'23, percent


15%
8%
CUBI
Top Quartile
$10-100B US Banks

Differentiated Performance Relative to Industry

- CUBI 5-year CAGR growth in Revenue, EPS and TBVPS[1] greater than top quartile of $10-100 billion US banks
- #1 EPS compounder among $10-100 billion US banks

1. Non-GAAP measure, refer to appendix for reconciliation

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

23

24 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. 20% 49% 30% 1% FICO Score1 660-679 680-699 700-749 750+ 23% 35% 24% 12% 5% 1% 0-9.99% 10 – 19.99% 20 – 29.99% 30 – 39.99% 40 – 49.99% > 50% Unknown Geography Profession Debt to Income Ratio1 Borrower Income 23% 45% 32% <$50K $50K -$100K >$100K 20% 11% 20% 27% 22% West Southwest Midwest Southeast Northeast Consumer Installment Loans – Portfolio Credit Metrics Purpose 64%9% 6% 20% Personal Loan Specialty Home Improvement Student Loan 96% 2% 1% Non COVID-19 Impacted Segments Non-Professional Retail & Restaurants Average FICO Score1 ~746 Average DTI1 ~20% Average Borrower Income ~$101k Weighted average life of ~2.3 years Note: Data as of September 30, 2024; includes consumer installment HFS loans 1. DTI and FICO scores as of time of origination

Securities Portfolio Generating Attractive Returns with Minimal Credit and Duration Risk customers bancorp

Let's take on tomorrow.

Investment Securities – AFS

percent, Q3'24

- Spot yield: 5.23%
- Effective duration: 2.0 years
- Floating rate securities: 30%
- Credit rating: 63% AAA with only 3% at BB and below



1%
14%
25%
59%
MBS & CMO
ABS
Corporate
Other

Total: $2.4 billion

Investment Securities – HTM

percent, Q3'24

- Spot yield: 4.31%
- Effective duration: 3.5 years
- Floating rate securities: 28%
- Credit rating: 43% AAA with no rated securities non-investment grade
- ABS: $0.5 billion of credit enhanced asset backed securities from sale of consumer installment loan portfolio in Q3'22, Q2'23 and Q3'24



51%
49%
MBS & CMO
Credit Enhanced ABS

Total: $1.1 billion

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

25

Selected 2024 Proxy Peers

customers bancorp
Let's take on tomorrow.

- Ameris
- Associated
- Atlantic Union
- BankUnited
- Commerce
- Community Bank System
- FB Financial
- First Busey
- First Financial (OH)
- First Merchants
- F.N.B.
- Fulton
- Independent
- Old National
- Pinnacle
- Sandy Spring
- TowneBank
- United
- United Community
- WesBanco
- WSFS

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

Note: Excludes the following banks due to lack of available disclosure –Axos, Eastern, Northwest, Provident, Silvergate (removed following its March 8, 2023 announcement that it would wind down operations and liquidate the bank)

26

27 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Robust Sources of Liquidity 1. Includes CLOs Liquidity Sources ($000's) 3Q 24 2Q 24 QoQ Change Cash and Cash Equivalents $3,088,620 $3,048,586 $40,034 FHLB Available Borrowing Capacity $986,770 $966,409 $20,361 FRB Available Borrowing Capacity $4,180,824 $4,283,486 ($102,662) Investments (MV AFS + HTM) $0 Agency & Non-Agency MBS & CMO $1,960,267 $1,953,596 $6,671 Corporates $594,972 $587,746 $7,226 ABS (1) $886,265 $899,215 ($12,950) Other AFS $34,336 $33,892 $443 Less: Pledged Securities HTM & AFS ($1,698,140) ($1,733,875) $35,735 Net Unpledged Securities $1,777,699 $1,740,574 $37,125 Total $10,033,914 $10,039,056 ($5,142)

Allowance for Credit Losses for Loans and Leases

customers bancorp

Let's take on tomorrow.

($ in thousands)	September 30, 2024			June 30, 2024		
	Amortized Cost[1]	Allowance for Credit Losses	Lifetime Loss Rate[2]	Amortized Cost[1]	Allowance for Credit Losses	Lifetime Loss Rate[3]
Loans and Leases Receivable:						
Commercial:						
Commercial and Industrial, including Specialty Lending	$ 6,672,933	$ 25,191	0.38 %	$ 6,740,992	$ 23,721	0.35 %
Multifamily	2,115,978	18,090	0.85 %	2,067,332	20,652	1.00 %
Commercial Real Estate Owner Occupied	981,804	10,913	1.11 %	805,779	8,431	1.05 %
Commercial Real Estate Non-Owner Occupied	1,326,591	17,303	1.30 %	1,202,606	17,966	1.49 %
Construction	174,509	1,606	0.92 %	163,409	1,856	1.14 %
Total Commercial Loans and Leases Receivable	**$ 11,271,915**	**$ 73,103**	**0.65 %**	**$ 10,980,118**	**$ 72,626**	**0.66 %**
Consumer:						
Residential Real Estate	$ 500,786	$ 5,838	1.17 %	$ 481,503	$ 5,884	1.22 %
Manufacturing Housing	34,481	4,080	11.83 %	35,901	4,094	11.40 %
Installment	720,101	50,137	6.96 %	756,682	49,832	6.59 %
Total Consumer Loans Receivable	**$ 1,255,368**	**$ 60,055**	**4.78 %**	**$ 1,274,086**	**$ 59,810**	**4.69 %**
Total Loans and Leases Receivable	**$ 12,527,783**	**$ 133,158**	**1.06 %[4]**	**$ 12,254,204**	**$ 132,436**	**1.08 %[4]**

1. Excludes mortgage finance reported at fair value, loans held for sale
2. Utilized Moody's September 2024 baseline and adverse forecast scenario with qualitative adjustments for Q3'24 provision
3. Utilized Moody's June 2024 baseline and adverse forecast scenario with qualitative adjustments for Q2'24 provision
4. Non-GAAP measure, refer to appendix for reconciliation

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

28

29 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core Earnings and Adjusted Core Earnings - Customers Bancorp

(dollars in thousands, except per share data)	Q3 2024 USD	Q3 2024 Per share	Q2 2024 USD	Q2 2024 Per share	Q1 2024 USD	Q1 2024 Per share	Q4 2023 USD	Q4 2023 Per share	Q3 2023 USD	Q3 2023 Per share
GAAP net income to common shareholders	$ 42,937	$ 1.31	$ 54,300	$ 1.66	$ 45,926	$ 1.40	$ 58,223	$ 1.79	$ 82,953	$ 2.58
Reconciling items (after tax):										
Severance expense	540	0.02	1,928	0.06	—	—	473	0.01	—	—
(Gains) losses on investment securities	(322)	(0.01)	561	0.02	57	0.00	(85)	(0.00)	492	0.02
Derivative credit valuation adjustment	185	0.01	(44)	(0.00)	169	0.01	267	0.01	(151)	(0.00)
Unrealized losses on loans held for sale	498	0.02	—	—	—	—	—	—	—	—
FDIC special assessment	—	0.00	138	0.00	380	0.01	2,755	0.08	—	—
Unrealized (gain) on equity method investments	—	—	(8,316)	(0.25)	—	—	—	—	—	—
Core earnings	**$ 43,838**	**$ 1.34**	**$ 48,567**	**$ 1.49**	**$ 46,532**	**$ 1.42**	**$ 61,633**	**$ 1.90**	**$ 83,294**	**$ 2.59**
One-time non-interest expense items recorded in 2024 (after-tax):										
Deposit servicing fees prior to 2024	—	—	—	—	5,405	0.16	—	—	—	—
FDIC premiums prior to 2024	—	—	—	—	3,200	0.10	—	—	—	—
Non-income taxes prior to 2024	(2,457)	(0.07)	—	—	—	—	—	—	—	—
Total one-time non-interest expense items	(2,457)	(0.07)	—	—	8,605	0.26	—	—	—	—
Adjusted core earnings (adjusted for one-time non-interest expense items)	**$ 41,381**	**$ 1.26**	**$ 48,567**	**$ 1.49**	**$ 55,137**	**$ 1.68**	**$ 61,633**	**$ 1.90**	**$ 83,294**	**$ 2.59**

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

30

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core Return on Average Assets and Adjusted Core Return on Average Assets - Customers Bancorp

(dollars in thousands except per share data)	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023
GAAP net income	$ 46,743	$ 58,085	$ 49,726	$ 62,092	$ 86,756
Reconciling items (after tax):					
Severance expense	540	1,928	—	473	—
(Gains) losses on investment securities	(322)	561	57	(85)	492
Derivative credit valuation adjustment	185	(44)	169	267	(151)
Unrealized losses on loans held for sale	$ 498	—	—	—	—
FDIC special assessment	—	138	380	2,755	—
Unrealized (gain) on equity method investments	$ —	(8,316)	—	—	—
Core net income	**$ 47,644**	**$ 52,352**	**$ 50,332**	**$ 65,502**	**$ 87,097**
One-time non-interest expense items recorded in 2024 (after-tax):					
Deposit servicing fees prior to 2024	—	—	5,405	—	—
FDIC premiums prior to 2024	—	—	3,200	—	—
Non-income taxes prior to 2024	(2,457)	—	—	—	—
Total one-time non-interest expense items	(2,457)	—	8,605	—	—
Core net income adjusted for one-time non-interest expense items	**$ 45,187**	**$ 52,352**	**$ 58,937**	**$ 65,502**	**$ 87,097**
Average total assets	$ 21,230,404	$ 20,985,203	$ 21,335,229	$ 21,252,273	$ 21,978,010
Core return on average assets	**0.89 %**	**1.00 %**	**0.95 %**	**1.22 %**	**1.57 %**
Adjusted core return on average assets (adjusted for one-time non-interest expense items)	**0.85 %**	**1.00 %**	**1.11 %**	**1.22 %**	**1.57 %**

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

31

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core Return on Average Common Equity and Adjusted Core Return on Average Common Equity - Customers Bancorp

(dollars in thousands except per share data)		Q3 2024		Q2 2024		Q1 2024		Q4 2023		Q3 2023
GAAP net income to common shareholders	$	42,937	$	54,300	$	45,926	$	58,223	$	82,953
Reconciling items (after tax):										
Severance expense		540		1,928		—		473		—
(Gains) losses on investment securities		(322)		561		57		(85)		492
Derivative credit valuation adjustment		185		(44)		169		267		(151)
Unrealized losses on loans held for sale		498		—		—		—		—
Tax on surrender of bank-owned life insurance policies		—		—		—		—		—
FDIC special assessment		—		138		380		2,755		—
Unrealized (gain) on equity method investments		—		(8,316)		—		—		—
Core earnings	**$**	**43,838**	**$**	**48,567**	**$**	**46,532**	**$**	**61,633**	**$**	**83,294**
One-time non-interest expense items recorded in 2024 (after-tax):										
Deposit servicing fees prior to 2024		—		—		5,405		—		—
FDIC premiums prior to 2024		—		—		3,200		—		—
Non-income taxes prior to 2024		(2,457)		—		—		—		—
Total one-time non-interest expense items		(2,457)		—		8,605		—		—
Adjusted core earnings (adjusted for one-time non-interest expense items)	**$**	**41,381**	**$**	**48,567**	**$**	**55,137**	**$**	**61,633**	**$**	**83,294**
Average total common shareholders' equity	$	1,636,242	$	1,576,595	$	1,529,211	$	1,449,728	$	1,373,244
Core return on average common equity		**10.7 %**		**12.4 %**		**12.2 %**		**16.9 %**		**24.1 %**
Adjusted core return on average common equity (adjusted for one-time non-interest expense items)		**10.1 %**		**12.4 %**		**14.5 %**		**16.9 %**		**24.1 %**

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

32

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core Pre-Tax Pre-Provision Net Income and ROAA and Adjusted Core Pre-Tax Pre-Provision Net Income and ROAA - Customers Bancorp

(dollars in thousands except per share data)		Q3 2024		Q2 2024		Q1 2024		Q4 2023		Q3 2023
GAAP net income	$	46,743	$	58,085	$	49,726	$	62,092	$	86,756
Reconciling items:										
Income tax expense		(725)		19,032		15,651		21,796		23,470
Provision (benefit) for credit losses		17,066		18,121		17,070		13,523		17,856
Provision (benefit) for credit losses on unfunded commitments		642		1,594		430		(136)		48
Severance expense		659		2,560		—		639		—
(Gains) losses on investment securities		(394)		744		75		(114)		626
Derivative credit valuation adjustment		226		(58)		222		361		(192)
FDIC special assessment		—		183		500		3,723		—
Unrealized (gain) on equity method investments		—		(11,041)		—		—		—
Unrealized losses on loans held for sale		607		—		—		—		—
Net income - pre-tax pre-provision	**$**	**64,824**	**$**	**89,220**	**$**	**83,674**	**$**	**101,884**	**$**	**128,564**
One-time non-interest expense items recorded in 2024 (after-tax):										
Deposit servicing fees prior to 2024		—		—		7,106		—		—
FDIC premiums prior to 2024		—		—		4,208		—		—
Non-income taxes prior to 2024		(2,997)		—		—		—		—
Total one-time non-interest expense items		(2,997)		—		11,314		—		—
Adjusted core pre-tax pre-provision net income (adjusted for one-time non-interest expense items)	**$**	**61,827**	**$**	**89,220**	**$**	**94,988**	**$**	**101,884**	**$**	**128,564**
Average total assets	$	21,230,404	$	20,985,203	$	21,335,229	$	21,252,273	$	21,978,010
Core pre-tax pre-provision ROAA		**1.21 %**		**1.71 %**		**1.58 %**		**1.90 %**		**2.32 %**
Adjusted core pre-tax pre-provision ROAA (adjusted for one-time non-interest expense items)		**1.16 %**		**1.71 %**		**1.79 %**		**1.90 %**		**2.32 %**

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

33

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

Core Efficiency Ratio and Adjusted Core Efficiency Ratio - Customers Bancorp

(dollars in thousands except per share data)	Q3 2024		Q2 2024		Q1 2024		Q4 2023		Q3 2023	
GAAP net interest income	$	158,545	$	167,653	$	160,385	$	172,506	$	199,773
GAAP non-interest income	$	8,557	$	31,037	$	21,231	$	18,672	$	17,775
(Gains) losses on investment securities		(394)		744		75		(114)		626
Derivative credit valuation adjustment		226		(58)		222		361		(192)
Unrealized (gain) on equity method investments		—		(11,041)		—		—		—
Unrealized losses on loans held for sale		607		—		—		—		—
Core non-interest income		8,996		20,682		21,528		18,919		18,209
Core revenue	$	167,541	$	188,335	$	181,913	$	191,425	$	217,982
GAAP non-interest expense	$	104,018	$	103,452	$	99,169	$	93,767	$	89,466
Severance expense		(659)		(2,560)		—		(639)		—
FDIC special assessment		—		(183)		(500)		(3,723)		—
Core non-interest expense	**$**	**103,359**	**$**	**100,709**	**$**	**98,669**	**$**	**89,405**	**$**	**89,466**
One-time non-interest expense items recorded in 2024:										
Deposit servicing fees prior to 2024		—		—		(7,106)		—		—
FDIC premiums prior to 2024		—		—		(4,208)		—		—
Non-income taxes prior to 2024		2,997		—		—		—		—
Total one-time non-interest expense items		2,997		—		(11,314)		—		—
Adjusted core non-interest expense	**$**	**106,356**	**$**	**100,709**	**$**	**87,355**	**$**	**89,405**	**$**	**89,466**
Core efficiency ratio (1)		**61.7 %**		**53.5 %**		**54.2 %**		**46.7 %**		**41.0 %**
Adjusted core efficiency ratio (adjusted for one-time non-interest expense items) (2)		**63.5 %**		**53.5 %**		**48.0 %**		**46.7 %**		**41.0 %**

1. Core efficiency ratio calculated as non-interest expense divided by core revenue
2. Adjusted core efficiency ratio calculated as adjusted core non-interest expense divided by core revenue

©2024 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

34

35 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Non-Interest Expense to Average Total Assets and Adjusted Core Non-Interest Expense to Average Total Assets - Customers Bancorp (dollars in thousands except per share data) Q3 2024 Q2 2024 Q1 2024 Q4 2023 Q3 2023 GAAP non-interest expense $ 104,018 $ 103,452 $ 99,169 $ 93,767 $ 89,466 Severance expense (659) (2,560) — (639) — FDIC special assessment — (183) (500) (3,723) — Core non-interest expense $ 103,359 $ 100,709 $ 98,669 $ 89,405 $ 89,466 One-time non-interest expense items recorded in 2024: Deposit servicing fees prior to 2024 — — (7,106) — — FDIC premiums prior to 2024 — — (4,208) — — FDIC premiums prior to 2024 2,997 — — — — Total one-time non-interest expense items 2,997 — (11,314) — — Adjusted core non-interest expense $ 106,356 $ 100,709 $ 87,355 $ 89,405 $ 89,466 Average total assets $ 21,230,404 $ 20,985,203 $ 21,335,229 $ 21,252,273 $ 21,978,010 Core non-interest expense to average assets 1.94% 1.93% 1.86% 1.67% 1.62 % Adjusted core non-interest expense to average total assets (adjusted for one-time non-interest expense items) 1.99% 1.93% 1.65% 1.67% 1.62%

36 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Common Equity to Tangible Assets - Customers Bancorp (dollars in thousands except per share data) Q3 2024 Q2 2024 Q1 2024 Q4 2023 Q3 2023 GAAP total shareholders' equity $ 1,801,180 $ 1,746,865 $ 1,691,617 $ 1,638,394 $ 1,561,607 Reconciling items: Preferred stock (137,794) (137,794) (137,794) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 1,659,757 $ 1,605,442 $ 1,550,194 $ 1,496,971 $ 1,420,184 GAAP Total assets $ 21,456,082 $ 20,942,975 $ 21,347,367 $ 21,316,265 $ 21,857,152 Reconciling items: Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible assets $ 21,452,453 $ 20,939,346 $ 21,343,738 $ 21,312,636 $ 21,853,523 Tangible common equity to tangible assets 7.7% 7.7% 7.3% 7.0% 6.5%

37 © 2024 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Book Value per Common Share - Customers Bancorp (dollars in thousands except per share data) Q3 2024 Q4 2023 Q4 2022 Q4 2021 Q4 2020 Q4 2019 Q4 2018 GAAP total shareholders' equity $ 1,801,180 $ 1,638,394 $ 1,402,961 $ 1,366,217 $ 1,117,086 $ 1,052,795 $ 956,816 Reconciling Items: Preferred stock (137,794) (137,794) (137,794) (137,794) (217,471) (217,471) (217,471) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,736) (14,298) (15,195) (16,499) Tangible common equity $ 1,659,757 $ 1,496,971 $ 1,261,538 $ 1,224,687 $ 885,317 $ 820,129 $ 722,846 Common shares outstanding 31,342,107 31,440,906 32,373,697 32,913,267 31,705,088 31,336,791 31,003,028 Tangible book value per common share $ 52.96 $ 47.61 $ 38.97 $ 37.21 $ 27.92 $ 26.17 $ 23.32